Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350, AS ADOPTED TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of ITEX Corporation (the "Company"), does hereby certify with respect to the annual report of the Company on Form 10-KSB/A-1 as filed with the Securities and Exchange Commission that, to the best of his knowledge:

     (1) the annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /S/ LEWIS "SPIKE" HUMER
                                                   -----------------------------
                                                   Lewis "Spike" Humer,
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)